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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 18, 2007

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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              Delaware                  001-11967           11-3170868
   (State or other jurisdiction of     (Commission         (IRS Employer
   incorporation or organization)      File Number)     Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1, 3 THROUGH 7  NOT APPLICABLE.

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 19, 2007, Astoria Financial Corporation (the "Company") issued a press release which, among other things, highlights the Company's financial results for the first quarter ended March 31, 2007. A copy of the press release is furnished herewith as an exhibit to this report.

ITEM 8.01    OTHER EVENTS.

     On April 18, 2007, the Board of Directors of Astoria Financial Corporation authorized the Company's twelfth stock repurchase program which authorizes the repurchase of ten million shares, or approximately 10% of its outstanding common stock. The new plan will commence upon completion of the current repurchase program. The Company announced this event in its April 19, 2007 press release, which is included herein as an exhibit to this report.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     Exhibit 99.1  Press release dated April 19, 2007.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ASTORIA FINANCIAL CORPORATION


                                             By: /s/ Peter J. Cunningham
                                                 -------------------------------
                                                 Peter J. Cunningham
                                                 First Vice President and
                                                 Director of Investor Relations

Dated:  April 19, 2007

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
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99.1      Press release dated April 19, 2007.

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